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                                                                   Exhibit 10.06


                 FOUNDER'S RESTRICTED STOCK PURCHASE AGREEMENT

     This Agreement is made and entered into as of April 26, 1999 (the "Effective Date") between AllAdvantage.com (the "Company"), a California corporation, and ________ (the "Purchaser").

     1.   PURCHASE OF SHARES.  On the Effective Date and subject to the terms
          ------------------
and conditions of this Agreement, Purchaser hereby purchases from the Company, and Company hereby sells to Purchaser, an aggregate of ____________ (_____) shares of the Company's Common Stock (the "Shares") at an aggregate purchase price of $_____ (the "Purchase Price") or $0.004167 per Share (the "Purchase Price Per Share"). Additionally, in connection with the purchase of the Shares, Purchaser agrees to assign to the Company as a contribution to capital certain technology and related rights pursuant to the form of Assignment Agreement attached hereto as Exhibit 2. As used in this Agreement, the term "Shares" refers to the Shares purchased under this Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

     2.   PAYMENT OF PURCHASE PRICE; CLOSING.
          ----------------------------------

          2.1  Deliveries by Purchaser.  Purchaser hereby delivers to the
               -----------------------
Company: (i) a duly executed copy of this Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of

Exhibit 1 attached hereto (the "Stock Powers"), both executed by Purchaser (and
---------
Purchaser's spouse, if any), and (iii) payment of the Purchase Price in cash, by delivery of a check, a copy of which is attached hereto as Exhibit 2. Purchaser
                                                           ---------
also hereby assigns to the Company certain technology and related rights owned by Purchaser by delivery to the Company of an Assignment Agreement in the form attached hereto as Exhibit 2, duly executed by Purchaser.
                   ---------

          2.2  Deliveries by the Company.  Upon its receipt of the entire
               -------------------------
Purchase Price and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, registered in Purchaser's name in accordance with Section 14, with such certificate to be placed in escrow as provided in Section 8 until expiration or termination of both the Company's Repurchase Option and Right of First Refusal described in Sections 5 and 6.

     3.   REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Purchaser represents and
          -------------------------------------------
warrants to the Company that:

          3.1  Purchase for Own Account for Investment.  Purchaser is purchasing
               ---------------------------------------
the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act"). Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

          3.2  Access to Information.  Purchaser has had access to all
               ---------------------
information regarding the Company and its present and prospective business, assets, liabilities and financial

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condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

          3.3  Understanding of Risks.  Purchaser is a founder of the Company
               ----------------------
and is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that
                                                                  ----
Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares.

          3.4  Purchaser's Qualifications.  Purchaser has a preexisting personal
               --------------------------
or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Purchaser aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Purchaser's business or financial experience, Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          3.5  No General Solicitation.  At no time was Purchaser presented with
               -----------------------
or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

          3.6  Compliance with Securities Laws.  Purchaser understands and
               -------------------------------
acknowledges that, in reliance upon the representations and warranties made by Purchaser herein, the Shares are not being registered with the Securities and Exchange Commission ("SEC") under the 1933 Act or being qualified under the California Corporate Securities Law of 1968, as amended (the "Law"), but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and the Law which impose certain restrictions on Purchaser's ability to transfer the Shares.

          3.7  Restrictions on Transfer.  Purchaser understands that Purchaser
               ------------------------
may not transfer any Shares unless such Shares are registered under the 1933 Act or qualified under the Law or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC or the California Commissioner of Corporations and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

          3.8  Rule 144.  In addition, Purchaser has been advised that SEC Rule
               --------
144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and
                                                                         ---
paid for (within the meaning of Rule 144), before they may be resold under Rule
--------
144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company and "current public information" about the Company (as defined in Rule 144) is not publicly available.

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     4.   COMPLIANCE WITH CALIFORNIA SECURITIES LAWS.  THE SALE OF THE
          ------------------------------------------
          SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

     5.   COMPANY'S REPURCHASE OPTION.  The Company or its assignees shall have
          ---------------------------
the option to repurchase all or a portion of the Unvested Shares (as defined below) on the terms and conditions set forth in this Section (the "Repurchase Option") if Purchaser ceases to be employed by the Company (as defined herein) for any reason, or no reason, including without limitation Purchaser's death, disability, voluntary resignation or termination by the Company with or without cause.

          5.1  Definition of "Employed by the Company"; "Termination Date".  For
               ----------------------------------------------------------
purposes of this Agreement, Purchaser will be considered to be "employed by the Company" if the Board of Directors of the Company determines that Purchaser is rendering substantial services as an officer, employee, consultant or independent contractor to the Company or to any parent, subsidiary or affiliate of the Company. In case of any dispute as to whether Purchaser is employed by the Company, the Board of Directors of the Company shall have sole discretion to determine whether Purchaser has ceased to be employed by the Company or any parent, subsidiary or affiliate of the Company and the effective date on which Purchaser's employment terminated (the "Termination Date").

          5.2  Unvested and Vested Shares.  Shares that are vested pursuant to
               --------------------------
the schedule set forth herein are "Vested Shares". Shares that are not vested pursuant to the schedule set forth herein are "Unvested Shares". Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company's prior written consent. On the Effective Date __________of the Shares will be Unvested Shares. For so long (and only for so long) as Purchaser remains continuously employed by the Company or any Subsidiary or Parent of the Company, at all times after the Effective Date, 1/4 of the originally Unvested Shares will become Vested Shares one year following the Effective Date and an additional 1/48 of the originally Unvested Shares will become Vested Shares upon the expiration of each full succeeding month elapsed thereafter; provided, however, that all Unvested Shares shall become Vested Shares immediately prior to the closing of a Change of Control (as defined below). No Unvested Shares will become Vested Shares after the Termination Date. If the application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month the balance of Unvested Shares shall become fully Vested Shares. A "Change of Control" shall mean the occurrence of any of the following events: (i) a merger, reorganization or consolidation of the Company in which the shareholders of the Company before such merger, reorganization or consolidation own less than fifty percent (50%) of the outstanding voting equity securities of the Company or entity surviving such merger, reorganization or consolidation, (ii) a sale or other transfer of all or substantially all of the assets of the Company, or (iii) a transfer of more than

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fifty percent (50%) of the outstanding voting equity securities of the Company in one transaction or a series of related transactions.

          5.3  Adjustments.  The number of Shares that are Vested Shares or
               -----------
Unvested Shares will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the common stock of the Company occurring after the Effective Date.

          5.4  Exercise of Repurchase Option at Original Price.  At any time
               -----------------------------------------------
within ninety (90) days after the Termination Date, the Company may elect to repurchase any or all of the Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option. The Company and/or its assignee(s) will then have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) any or all of the Unvested Shares at the Purchaser's original Purchase Price Per Share, as proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the common stock of the Company occurring after the Effective Date (the "Repurchase Price").

          5.5  Payment of Repurchase Price.  The Repurchase Price will be
               ---------------------------
payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness owed by Purchaser to the Company (or to such assignee) or by any combination thereof. The Repurchase Price will be paid without interest within one hundred twenty
(120) days after the Termination Date.

          5.6  Right of Termination Unaffected.  Nothing in this Agreement will
               -------------------------------
be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any parent, subsidiary or affiliate of the Company) to terminate Purchaser's employment with the Company (or any parent, subsidiary or affiliate of the Company) at any time for any reason or no reason, with or without cause.

     6.   RIGHT OF FIRST REFUSAL.  Unvested Shares may not be sold, pledged or
          ----------------------
otherwise transferred by gift or otherwise (a "Transfer") by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either being sometimes referred to herein as the "Holder") may be Transferred (including without limitation any Transfer by (i) an assignment of any Shares for the benefit of creditors of the Holder, (ii) operation of law, (iii) an execution of judgment against the Shares or the acquisition of record or beneficial ownership of Shares by a lender or creditor, (iv) will or under the laws of descent and distribution, (v) any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for bona fide estate planning purposes) under which any Shares are Transferred or awarded to the spouse of the Holder or are required to be sold, or (vi) the filing by the Holder of a petition for relief or the filing of an involuntary petition against Holder, under the bankruptcy laws of the United States or of any other nation (each instance referred to hereafter as the "Involuntary Transfer")), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be Transferred (the "Offered Shares") on the terms and conditions set forth in this Section (the "Right of First Refusal").

          6.1  Notice of Proposed Transfer.  In the event the Holder proposes to
               ---------------------------
Transfer any Vested Shares, other than by Involuntary Transfer, the Holder of the Offered Shares will deliver to the Company a written notice (the "Voluntary Transfer Notice") stating: (i) the Holder's bona fide intention to Transfer the Offered Shares; (ii) the name of each proposed bona

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fide purchaser or other transferee (the "Proposed Transferee"); (iii) the number of Offered Shares to be Transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Offered Shares (the "Offered Price"); and (v) that the Holder acknowledges this Voluntary Transfer Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company's Right of First Refusal at the Offered Price as provided for in this Agreement. In the event of any Involuntary Transfer of any Vested Shares, the Holder shall deliver to the Company a written notice (the "Involuntary Transfer Notice") stating: (i) the number of Shares subject to the Involuntary Transfer, (ii) the manner, circumstances and date of the Involuntary Transfer, and (iii) the name and address of the Holder and transferee. If the Company subsequently requests additional information concerning the Involuntary Transfer or transferee, Holder agrees to promptly provide the requested information to the Company.

          6.2  Exercise of Right of First Refusal.  At any time within thirty
               ----------------------------------
(30) days after the date of the Voluntary Transfer Notice or the Involuntary Transfer Notice (either being sometimes referred to herein as the "Notice"), the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be Transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

          6.3  Purchase Price.  The purchase price for the Offered Shares
               --------------
purchased under this Section will be the Offered Price. If no price or other legal consideration is to be paid for the Shares, the Transfer will be referred to as a "Donative Transfer". If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the present fair market value of such non-cash consideration as conclusively determined in good faith by the Company's Board of Directors. In the case of a Donative Transfer or Involuntary Transfer, the Offered Price to be paid to the Holder by the Company or its assignee will be the fair market value of the Offered Shares on the proposed transfer date, as conclusively determined in good faith by the Board of Directors of the Company.

          6.4  Payment.  Payment of the Offered Price will be payable, at the
               -------
option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The Offered Price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

          6.5  Holder's Right to Transfer.  If all of the Offered Shares
               --------------------------
proposed in the Notice to be Transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may Transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that (i) such Transfer is
                                        --------
consummated within one hundred twenty (120) days after the date of the Notice,
(ii) any such Transfer is effected in compliance with all applicable securities laws, and (iii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not Transferred to the Proposed Transferee within such one hundred twenty (120)

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day period, then a new Notice must be given to the Company, pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be Transferred.

          6.6  Exempt Transfers.  Notwithstanding anything to the contrary in
               ----------------
this Section, the following Transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the Transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "Immediate Family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the Transferred Vested Shares in the hands of such transferee or other recipient; (ii) any Transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any Transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "Immediate Family" will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child or grandchild or adopted grandchild of Purchaser or Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or Purchaser's spouse.

          6.7  Termination of Right of First Refusal.  The Right of First
               -------------------------------------
Refusal will terminate as to all Shares on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan).

          6.8  Encumbrances on Vested Shares.  Purchaser may grant a lien or
               -----------------------------
security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Section will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.

     7.   RIGHTS AS SHAREHOLDER.  Subject to the terms and conditions of this
          ---------------------
Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser delivers payment of the Purchase Price until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser will promptly surrender the

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stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

     8.   ESCROW.  As security for Purchaser's faithful performance of this
          ------
Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the "Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Escrow Holder will act solely for the Company as its agent and not as a fiduciary. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of the Repurchase Option and the Right of First Refusal.

     9.   TAX CONSEQUENCES.  PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER
          ----------------
ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Purchaser hereby acknowledges that Purchaser has been informed that, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities) within
                                                                         ------
30 days of the purchase of the Shares to be effective, electing pursuant to
-------
Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the Shares and their fair market value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Shares, at the time they cease to be Unvested Shares, over the Purchase Price for such Shares. Purchaser represents that Purchaser has consulted any tax advisors Purchaser deems advisable in connection with Purchaser's purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 3 for reference. PURCHASER
                                          ---------
HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FROM FAILURE TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

     10.  RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
          --------------------------------------------

          10.1  Legends.  Purchaser understands and agrees that the Company will
                -------
place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

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          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
          SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE RIGHTS OF REPURCHASE AND FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A FOUNDER'S RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHTS OF REPURCHASE AND FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

          10.2  Stop-Transfer Instructions.  Purchaser agrees that, to ensure
                --------------------------
compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          10.3  Refusal to Transfer.  The Company will not be required (i) to
                -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Shares have been so transferred.

     11.  MARKET STANDOFF AGREEMENT.  Purchaser agrees in connection with any
          -------------------------
registration of the Company's securities under the 1933 Act that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, Purchaser will not sell, pledge, transfer or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of

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time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

     12.  COMPLIANCE WITH LAWS AND REGULATIONS.  The issuance and transfer of
          ------------------------------------
the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

     13.  GENERAL PROVISIONS.
          ------------------

          13.1  Assignments; Successors and Assigns.  The Company may assign any
                -----------------------------------
of its rights and obligations under this Agreement, including its rights to repurchase Shares under the Repurchase Option and the Right of First Refusal. Any assignment of rights and obligations by any other party to this Agreement requires the Company's prior written consent. This Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

          13.2  Governing Law.  This Agreement will be governed by and construed
                -------------
in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

          13.3  Notices.  Any and all notices required or permitted to be given
                -------
to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile or telecopier, addressed to the other party at its facsimile number or telecopier address specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile;
(iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States; or (iv) three (3) business days after deposit in the United States mail by registered or certified mail (return receipt requested) for United States deliveries.

          All notices for delivery outside the United States will be sent by facsimile or by express courier. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below, or at such other address as such other party may designate by ten (10) days advance written notice to the other parties hereto. Notices to the Company will be marked "Attention: President."

To:  AllAdvantage.com                                To:
     101 First Street, #586
     Los Altos, CA 94022
Attention to:  President
Facsimile:  (650) 856-8402

          13.4  Further Assurances.  The parties agree to execute such further
                ------------------
documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

          13.5  Titles and Headings.  The titles, captions and headings of this
                -------------------
Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

          13.6  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

          13.7  Severability.  If any provision of this Agreement is determined
                ------------
by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, as determined by such party in its sole discretion, then this Agreement will not be enforceable against such affected party and both parties agree to renegotiate such provision(s) in good faith.

          13.8  Facsimile Signatures.  This Agreement may be executed and
                --------------------
delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party. The original signature copy shall be delivered to the other party by express overnight delivery. The failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Agreement.

          13.9  Amendment and Waivers.  This Agreement may be amended only by a
                ---------------------
written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

     14.  Entire Agreement.  This Agreement and the documents referred to herein
          ----------------
constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Agreement in triplicate, as of the Effective Date.


COMPANY:                           PURCHASER:
ALLADVANTAGE.COM
By:____________________________    By:_______________________________

Name:__________________________    Address: 101 First Street, #586

Title:________________________              Los Altos, CA 94022

Address: 101 First Street, #586

         Los Altos, CA 94022       Fax: (650) 856-8402

Fax: (650) 856-8402                Phone: (650) 858-1362

Phone: (650) 858-1362







        Signature Page To Founder's Restricted Stock Purchase Agreement

                                LIST OF EXHIBITS
                                ----------------

Exhibit 1:  Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:  Copy of Purchaser's Check and Assignment Agreement

Exhibit 3:  Election Under Section 83(b) of the Internal Revenue Code

                                   EXHIBIT 1
                                   ---------

                           STOCK POWER AND ASSIGNMENT

                        SEPARATE FROM STOCK CERTIFICATE

                           STOCK POWER AND ASSIGNMENT

                           SEPARATE FROM CERTIFICATE




     FOR VALUE RECEIVED and pursuant to that certain Founder's Restricted Stock Purchase Agreement dated as of April 26, 1999 (the "Agreement"), the undersigned hereby sells, assigns and transfers unto ______________________________, __________ shares of the Common Stock of AllAdvantage.com, a California corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ____ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated: _________________________

                                   PURCHASER



                                   _______________________________________
                                   (Signature)



                                   _______________________________________
                                   (Please Print Name)



                                   _______________________________________
                                   (Spouse's Signature, if any)


                                   _______________________________________
                                   (Please Print Spouse's Name)






Instructions to Purchaser:  Please do not fill in any blanks other than the
-------------------------             ---
signature line. The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its "Repurchase Option" and/or "Right of First Refusal" set forth in the Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse, if any.

                                   EXHIBIT 2
                                   ---------

                           COPY OF PURCHASER'S CHECK
                           AND ASSIGNMENT AGREEMENT

                      ASSIGNMENT OF TECHNOLOGY AGREEMENT
                      ----------------------------------

     This Assignment of Technology Agreement (this "Agreement") is made and entered into effective as of April 26, 1999 by and between AllAdvantage.com, a California corporation (the "Company"), and ____________ (the "Assignor").

                                R E C I T A L S
                                - - - - - - - -

     A. Assignor is an author/inventor and an owner of the Technology (as defined below), and Assignor desires to assign and transfer to the Company all of Assignor's right, title and interest in and to the Technology and other related rights in connection with the Company's issuance to Assignor of ____________ (_____) shares of the Company's Common Stock (the "Shares").

     B. The parties are entering into this Agreement pursuant to that certain Founder's Restricted Stock Purchase Agreement by and between the Company and Assignor dated of even date herewith (the "Stock Purchase Agreement").

     NOW THEREFORE, the parties hereby agree as follows:

     1.  Certain Definitions.  As used herein, the following terms will have the
         -------------------
meanings set forth below:

          1.1  Technology.  The term "Technology" means the invention, design,
               ----------
development, prototype, expression or idea creation of (1) an on screen (client) viewbar (browser) that communicates with a predetermined server supplying instructions for display of content and a referral payment system to compensate and encourage existing users to refer potential new users; and (2) all related business plans, white papers and design documents, and all technology, trade secrets and know-how related thereto.

          1.2  Derivative.  The term "Derivative" means: (i) any derivative work
               ----------
of the Technology (as defined in Section 101 of the U.S. Copyright Act); (ii) all improvements, modifications, alterations, adaptations, enhancements and new versions of the Technology (the "Technology Derivatives"); and (iii) all technology, inventions, products or other items that, directly or indirectly, incorporate, or are derived from, any part of the Technology or any Technology Derivative.

          1.3  Intellectual Property Rights.  The term "Intellectual Property
               ----------------------------
Rights" means, collectively, all worldwide patents, patent applications, patent rights, copyrights, copyright registrations, moral rights, trade names, trademarks, service marks, domain names and registrations and/or applications for all of the foregoing, trade secrets, know-how, mask work rights, rights in trade dress and packaging, goodwill and all other intellectual property rights and proprietary rights relating in any way to the Technology, any Derivative or any Embodiment, whether arising under the laws of the United States of America or the laws of any other state, country or jurisdiction.

          1.4  Embodiment.  The term "Embodiment" means all documentation,
               ----------
drafts, papers, designs, schematics, diagrams, models, prototypes, source and object code (in any form or format and for all hardware platforms), computer-stored data, diskettes, manuscripts and other items describing all or any part of the Technology, any Derivative, any Intellectual Property Rights or any information related thereto or in which all of any part of the Technology, any Derivative, any Intellectual Property Right or such information is set forth, embodied, recorded or stored.

          1.5  Assigned Assets.  The term "Assigned Assets" refers to the
               ---------------
Technology, all Derivatives, all Intellectual Property Rights and all Embodiments, collectively.

    2.    Assignment.  In partial consideration of the issuance by the Company
          ----------
to Assignor of the Shares, receipt of which is hereby acknowledged, Assignor hereby forever sells, assigns, transfers, releases and conveys to the Company, and its successors and assigns, Assignor's entire right, title and interest in and to each and all of the Assigned Assets.

     3.   Delivery.  Assignor agrees to deliver all Embodiments of all Assigned
          --------
Assets to the Company at a location designated by the Company no later than April 26, 1999.

     4.   Assignor Representations and Warranties.  Assignor represents and
          ---------------------------------------
warrants to the Company that Assignor is an owner, inventor and/or author of, and that Assignor can transfer all of his right, title and interest in and to, each of the Assigned Assets and that none of the Assigned Assets are subject to any dispute, claim, prior license or other agreement, assignment, lien or rights of any third party, or any other rights that might interfere with the Company's use, or exercise of ownership of, any Assigned Assets. Assignor further represents and warrants to the Company that the Assigned Assets are free of any claim of any prior employer or third party client of Assignor or any school, university or other institution Assignor attended, and that Assignor is not aware of any claims by any third party to any rights of any kind in or to any of the Assigned Assets. Assignor agrees to immediately notify the Company upon becoming aware of any such claims.

    5.    Further Assurances.  The parties agree to execute such further
          ------------------
documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement. Assignor further agrees, promptly upon request of the Company, or any of its successors or assigns, to execute and deliver, without further compensation of any kind, any power of attorney, assignment, application for copyright, patent or other intellectual property right protection, or any other papers which may be necessary or desirable to fully secure to the Company, its successors and assigns, all right, title and interest in and to each of the Assigned Assets, and to cooperate and assist in the prosecution of any opposition proceedings involving said rights and any adjudication of the same. Further, Assignor agrees never to assert any claims, rights or moral rights in or to any of the Assigned Assets.

     6.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

     7.   Governing Law.  This Agreement will be governed by and construed in
          -------------
accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

     8.  Entire Agreement.  This Agreement and the documents referred to
         ----------------
herein, including but not limited to the Stock Purchase Agreement, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

     9.  Successors and Assigns; Assignment.  Except as otherwise provided in
         ----------------------------------
this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon an inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company. An assignment by operation of law includes, without limitation, (i) a merger, reorganization, consolidation or other transaction in which the shareholders of such party before such merger, reorganization, consolidation or other transaction own less than fifty percent (50%) of the outstanding voting equity securities of the surviving corporation,
(ii) a sale or other transfer of all or substantially all of the assets of such party, or (iii) a transfer of more than fifty percent (50%) of the outstanding voting equity securities of such party in one transaction or a series of related transactions.

     10. Notices.  Any and all notices required or permitted to be given to a
         -------
party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile or telecopier, addressed to the other party at its facsimile number or telecopier address specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile;
(iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) three (3) business days after deposit in the United States mail by registered or certified mail (return receipt requested) for United States deliveries.

         All notices for delivery outside the United States will be sent by facsimile or by express courier. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below, or at such other address as such other party may designate by ten (10) days advance written notice to the other parties hereto. Notices to the Company will be marked "Attention: President."

To: AllAdvantage.com                        To:
101 First Street, #586
Los Altos, CA 94022                         Facsimile:
Attention to: President
Facsimile: (650) 856-8402

     11.  Titles and Headings.  The titles, captions and headings of this
          -------------------
Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

     12.  Severability.  If any provision of this Agreement is determined by any
          ------------
court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then this Agreement will not be enforceable against such affected party and both parties agree to renegotiate such provision(s) in good faith.

     13.  Amendment and Waivers.  This Agreement may be amended only by a
          ---------------------
written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

     14.  Facsimile Signatures.  This Agreement may be executed and delivered by
          --------------------
facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.


                 [remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date and year first above written.

COMPANY:                               ASSIGNOR:
ALLADVANTAGE.COM

By:_______________________________     By:_________________________________

Name:_____________________________     Address: 101 First Street, #586

Title:____________________________           Los Altos, CA 94022

Address: 101 First Street, #586

         Los Altos, CA 94022           Fax: (650) 856-8402

Fax: (650) 856-8402                    Phone: (650) 858-1362

Phone: (650) 858-1362




             Signature Page To Assignment of Technology Agreement

                                   EXHIBIT 3
                                   ---------

                      ELECTION UNDER SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE

                      ELECTION UNDER SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, as amended, to include in gross income for the Taxpayer's current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.  TAXPAYER'S NAME:

    TAXPAYER'S ADDRESS:       101 First Street, 586
                              Los Altos, CA 94022

    SOCIAL SECURITY NUMBER:

2. The property with respect to which the election is made is described as follows: _________ shares of Common Stock of AllAdvantage.com, a California corporation (the "Company"), which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred was April 26, 1999 and this election is made for calendar year 1999.

4. The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $0.004167 per share at the time of transfer.

6.  The amount paid for such shares was $0.004167 per share.

7.  The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER
                                                           --------------
THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated: ___________________________      ______________________________________
                                        Taxpayer's Signature